UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 10, 2016

RACKWISE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54519	27-0997534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2365 Iron Point Road, Suite 190 Folsom, CA 95630 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (888) 818-2385

(Former name or former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 – OTHER EVENTS

Item 8.01       Other Events

In January, 2016 Rackwise, Inc. (the "Company") retained the services of new corporate counsel. The current corporate counsel is the law firm of Meissner Joseph & Palley Inc. located in Sacramento, California.

In July, 2016, the Company retained new securities counsel. The current securities law firm is Barnett & Linn, located in Roseville, California.

In addition, the Company is utilizing the services of the CPA firm Michael S. Hawes & Associates, Roseville, California for its pre-audit accounting services. The Company's auditing firm continues to be Marcum LLP, New York, New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2016	RACKWISE, INC.

	By:	/s/ Guy Archbold
Guy A. Archbold, Chief Executive Officer

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